UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 351-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On November 6, 2008, Monster Worldwide, Inc. (the “Company”) issued 4,762,000 shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), to Andrew J. McKelvey, the Company’s former Chairman and Chief Executive Officer, upon the conversion of the 4,762,000 shares of the Company’s Class B Common Stock, par value $.001 per share (the “Class B Common Stock”), held by Mr. McKelvey. As previously disclosed, the conversion was effected as part of the settlement of the derivative actions arising out of the Company’s historic stock option grant practices. As a result of the conversion, no shares of Class B Common Stock remain outstanding. No consideration was received by the Company for the conversion of the Class B Common Stock or the issuance of the Common Stock. The Company relied upon the exemption from registration set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, in connection with the issuance of such Common Stock.

ITEM 7.01 REGULATION FD DISCLOSURE.

On November 13, 2008, the Company’s Investment Community Meeting will be held in Boston, Massachusetts commencing at 8:30 a.m. Eastern Time and ending at approximately 3:00 p.m. Eastern Time, and will feature presentations by the senior management of the Company. The presentation will address, among other things, the Company’s products and technology, global sales initiatives and trends, and financial performance. The presentation will be accessible for viewing in listen-only mode on the Company’s investor relations home page, at http://ir.monster.com. Recorded replays of the presentation will be available on the Company’s investor relations home page at approximately 8:00 p.m. Eastern Time on November 13, 2008. The press release giving investors the time and date of the Company’s Investment Community Meeting, and instructions on how to access the live webcast of the meeting is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release, dated November 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/ Timothy T. Yates

	Name:	Timothy T. Yates
	Title:	Executive Vice President and Chief Financial Officer
Date: November 12, 2008

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated November 11, 2008.